UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2015

ENGAGE MOBILITY, INC.
(Exact name of registrant as specified in its charter)

Florida	333-169802	45-4632256
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Walnut Street

Kansas City, MO 64106

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (407)329-7404

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Stock Purchase Agreement

On April 9, 2015, a Stock Purchase Agreement (“Stock Purchase Agreement”) was entered into by and among Engage International Technology Co. Ltd. (“Engage International”), James S. Byrd, Jr. (“Byrd”) and Douglas S. Hackett (“Hackett”) (collectively, the “Sellers”) who are shareholders of Engage Mobility, Inc. (the “Company”) and the Company, pursuant to which Engage International acquired from the Sellers a total of 16,462,505 shares of the Company’s common stock, representing 75.61% of the Company’s issued and outstanding shares. Pursuant to the Stock Purchase Agreement, a change in control of the Company has occurred.

A copy of the Stock Purchase Agreement is filed herewith as Exhibit 10.1. All descriptions of the Stock Purchase Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

Share Escrow Agreement

On April 9, 2015, a Share Escrow Agreement (“Share Escrow Agreement”) was entered into by and among Engage International, two shareholders of the Company, the Company and Hunter Taubman Weiss LLP (“Escrow Agent”), pursuant to which Engage International has agreed to place stock certificates representing 400,000 shares of the Company’s common stock (the “Escrowed Shares”) out of the shares potentially sold by Hackett under the Stock Purchase Agreement (referenced above) into escrow. The release of the Escrowed Shares are in connection with the event of listing the Company’s securities on the Nasdaq Stock Market (“Nasdaq”) or New York Stock Exchange (“NYSE”) within 24 months from the closing date of the stock purchase referenced above (the “Uplisting”). In the event that the Uplisting occurs within said 24 months, the Escrowed Shares shall be deemed, for all purposes, to have been retained by Hackett and not sold to Engage International, thereby reducing the amount of shares purchased from Hackett under the Stock Purchase Agreement by 400,000, without causing retroactive change to the purchase price thereunder. In the event that the Uplisting does not occur within said 24 months, the Escrowed Shares shall be transferred to Engage International with no additional cost.

A copy of the Share Escrow Agreement is filed herewith as Exhibit 10.2. All descriptions of the Share Escrow Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

Consulting Contract

On April 9, 2015, the Company entered into a Consulting Contract (the “Consulting Contract”) with Design Labs, LLC (“Design Labs”), pursuant to which Design Labs shall provide consulting service to the Company in the consideration of a monthly fee of $5,000. The term of the Consulting Contract is from April 9, 2015 to December 31, 2015. Douglas S. Hackett, our former President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director (please refer to disclosures under Item 5.02 below), is the Managing Director of Design Labs.

A copy of the Consulting Contract is filed herewith as Exhibit 10.3. All descriptions of the Consulting Contract herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

License Agreement

On April 9, 2015, the Company entered into a License Agreement (the “License Agreement”) with Web Services LLC (“Licensee”), pursuant to which the Company granted the Licensee a five-year royalty free license to access, use, exploit and commercialize the Company’s existing mobile technology for business purpose within the territory of the United States. The license is non-exclusive and non-transferrable, and may only be sub-licensed in the ordinary course of business. The license will expire on the fifth anniversary of this License Agreement.

A copy of the License Agreement is filed herewith as Exhibit 10.4. All descriptions of the License Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

2

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On April 9, 2015, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with Engage International Technology Co. Ltd. (“Engage International”) pursuant to which Engage International purchased 1,100,000 shares of the Company’s restricted common stock, at the price of $0.50 per share for a total purchase price of $550,000 (the “Offering”). The issuance of the shares under the Offering was in reliance upon the exemptions from securities registration afforded by Regulation S (“Regulation S”) promulgated under Regulations of the Securities Act of 1933, as amended (the "Securities Act").

The sole purpose and objective of the Offering is to use the proceeds received from the Offering to pay off certain outstanding debt, loan, obligation or liability of the Company in the total amount of approximately $550,000, within three (3) business days of the closing of the Offering.

A copy of the Subscription Agreement is filed herewith as Exhibit 10.5. All descriptions of the Subscription Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.01  Changes in Control of Registrant

Disclosures regarding the Stock Purchase Agreement under Item 1.01 above and Exhibit 10.1 are incorporated hereunder in their entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Stock Purchase Agreement (referenced above), as a condition to the sale and transfer of the controlling stake of the Company, the existing directors and officers of the Company resigned simultaneously at the closing of the transaction contemplated by the Stock Purchase Agreement. Accordingly, James S. Byrd, Jr. ceased to be Chairman of the Board of Directors of the Company; and Douglas S. Hackett ceased to be President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director of the Company; and Eric Fellows ceased to be the Chief Operating Officer of the Company. At the same time, Mr. Hua Zhang was appointed to be the sole director and Chairman of the Board of Directors, as well as the Chief Executive Officer of the Company.

Mr. Zhang, age 66, has over 20-years experience in business management and marketing. Mr. Zhang was the President of Tianli Agritech, Inc. from 2006 to 2010. He established Beijing Fengrong Insurance Brokerage Co., Ltd. In 2010 and served as Chairman of the Board. He also established an investment fund management company in 2011 and served as the Legal Representative and Chairman. He established Shenzhen Engage Mobility Technology Co., Ltd in 2013 and successfully introduced the technology of augmented reality from the U.S. to China. He also contributed in the establishment of a joint venture, Datang Engage Mobility Inc. in 2014. He is Special Adviser to the Marketing Association of Beijing University, and tens of thousands of people across China have been to his lectures about marketing. With his connections in the domestic and international finance industry and profound business experience, he assisted three companies to go public in the United States. Mr. Zhang received a Bachelor degree from Hunan Economic Management University.

Section 9 – Financial Statements and Exhibits

Items 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Share Purchase Agreement dated April 9, 2015
10.2	Share Escrow Agreement dated April 9, 2015
10.3	Consulting Contract dated April 9, 2015
10.4	License Agreement dated April 9, 2015
10.5	Subscription Agreement dated April 9, 2015

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Engage Mobility, Inc.

Date: April 10, 2015	By:	/s/ Hua Zhang
Hua Zhang
Chief Executive Officer and Chairman

4